                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 17, 2002


       AMERICAN EXPRESS                         AMERICAN EXPRESS RECEIVABLES
       CENTURION BANK                            FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah                 11-2869526       333-76238-02            Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission         (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)        Jurisdiction of         Identification      File Number)
Incorporation or             Number)                            Incorporation or            Number)
 Organization)                                                   Organization)
           6985 Union Park Center                                                40 Wall Street
             Midvale, Utah 84047                                               Mail Stop 10-19-06
               (801) 565-5000                                               New York, New York 10005
                                                                                 (917) 639-8396
                            (Address, Including Zip Code, and Telephone Number,
                  Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                                                                    N/A
(Former Name or Former Address, if Changed Since Last Report)         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On July 17, 2002, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2002-5 Supplement, dated as of July 17, 2002. The Series Supplement is attached hereto as Exhibit 4.1.

                  On July 17, 2002, American Express Credit Account Master Trust issued its $495,000,000 Class A Floating Rate Asset Backed Certificates, Series 2002-5 and $48,000,000 Class B Floating Rate Asset Backed Certificates, Series 2002-5 (the "Series 2002-5 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2002-5 Supplement, dated as of July 17, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Centurion Bank,
                                    on behalf of the American Express
                                    Credit Account Master Trust


                                       By:       /s/  Maureen A. Ryan
                                           --------------------------------
                                       Name:     Maureen A. Ryan
                                       Title:    Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      American Express Receivables
                                        Financing Corporation II
                                      on behalf of the American Express
                                      Credit Account Master Trust


                                          By:       /s/  John D. Koslow
                                              ---------------------------------
                                          Name:     John D. Koslow
                                          Title:    Vice President and Treasurer

                                  EXHIBIT INDEX
                                  -------------


Exhibit       Description
-------       -----------

Exhibit 4.1 Series 2002-5 Supplement, dated as of July 17, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.